UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Wells Fargo Advantage Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1. REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Global Dividend Opportunity Fund

Semi-Annual Report

April 30, 2015

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed and any forward-looking statements are as of April 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Favorable U.S. economic and business conditions and the continuation of the low-interest-rate policy by the Fed positively influenced domestic equity markets.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Global Dividend Opportunity Fund for the six-month period that ended April 30, 2015. During the period, domestic and international stocks delivered positive returns to investors despite increasing volatility. The U.S. stock market returned 4.40% (as measured by the S&P 500 Index1). Stocks of companies based in economically-developed markets outside the U.S. returned 5.50% (as measured by the MSCI EAFE Index (Net)2). Stocks in companies based in countries with economies that are still developing returned 3.97% (as measured by the MSCI Emerging Markets Index (Net)3).

Taken in the aggregate, data suggested that growth in business and economic activity in several global markets continued to improve at a moderate pace although economies in Japan and China faced challenges to sustained growth. Anticipation of interest-rate increases in the U.S., the decline of oil and natural gas prices during the second half of 2014, and a stronger U.S. dollar drove higher levels of volatility in investment markets throughout the period.

U.S. economic growth and Federal Reserve policies benefited equity investors.

The U.S. economy continued to grow, albeit slowly. Gross domestic product (GDP) was measured at an annual growth rate of 2.2% in the fourth quarter of 2014 and 0.2% in the first quarter of 2015. Rather than citing any fundamental weakness in the economy, many observers tended to attribute the lower first-quarter GDP growth rate to the challenges presented by another harsh winter, the increased strength of the U.S. dollar, and a decline in capital spending among U.S. energy companies struggling with oil and natural gas prices that fell dramatically earlier in the period before recovering somewhat in early 2015. Generally, corporate earnings were favorable, consumer confidence improved, and the labor market continued to recover. The unemployment rate declined from 5.7% in January 2015 to 5.4% in March 2015.

The U.S. Federal Reserve (Fed) ended its quantitative easing-related bond-buying program in October 2014 and maintained its low-interest-rate policy into 2015. Favorable U.S. economic and business conditions and the continuation of the low-interest-rate policy by the Fed positively influenced domestic equity markets. The Fed signaled that interest-rate increases could occur in 2015 if inflation and employment data continue to advance toward its longer-run goals of 2% inflation and an unemployment rate between 5.0% to 5.2%. Low interest rates globally have restrained bond yields and have highlighted the important role dividend-paying stocks can play in a well-diversified portfolio.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[3]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	3

Europe and Asia focus on economic stimulus.

Overseas, central banks in Europe, Japan, and China sought to spark economic growth through low interest rates and easy-money policies. The currency and monetary policies of international central banks often had negative consequences for multinational corporations and investors based in the U.S. Corporate earnings and investment returns recorded in markets overseas were lowered upon translation to U.S. dollars because of the U.S. dollar’s strength relative to other currencies.

The European Central Bank maintained low interest rates to encourage spending. In addition, it launched a quantitative-easing program through which it is expected to buy more than one trillion euros of mostly government bonds between March 2015 and September 2016. Initial signs suggested the moves benefited economic growth in some of the larger eurozone member countries, as for the first time in five years, all four of the region’s largest economies recorded GDP growth during the first quarter of 2015. Nevertheless, a number of smaller countries in the region, perhaps most notably Greece, still struggled with high levels of sovereign debt and austerity programs intended to strengthen their financial positions.

In the Pacific region, the Bank of Japan maintained accommodative monetary policies as it sought to stimulate growth in an economy that has been beset by deflationary pressures during the past two decades. Japan’s economy rebounded from a recession in the final quarter of 2014, but growth was weaker than expected. In China, economic growth remains positive but at lower levels than in recent years. In response, the People’s Bank of China reduced interest rates in November 2014, February 2015, and once again after the close of the period in an effort to spark activity that will sustain higher growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Overseas, central banks in Europe, Japan, and China sought to spark economic growth through low interest rates and easy-money policies.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Global Dividend Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Timothy P. O’Brien, CFA

Average annual total returns1 (%) as of April 30, 2015

	6 Months	1 Year	5 Year	Since inception 3-28-2007
Based on market value	(0.49)	3.17	4.42	0.18
Based on net asset value (NAV) per share	1.72	1.95	6.91	1.92

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the six months ended April 30, 2015, was 1.08%.

Comparison of NAV vs. market value since inception[2]

Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund’s dividend capture strategy may lead to a similar result. Dividend capture strategies involve the Fund purchasing a stock before an ex-dividend date so it becomes entitled to the dividend and then typically selling the stock on or after the stock’s ex-dividend date. Any decline in the value of the stock reflecting the dividend payment may over time lead to a decline in the net asset value of the Fund. Dividend capture also increases the portfolio turnover rate and related transaction costs of the Fund. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or subadviser believes that it is desirable to do so.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	5

MANAGERS’ DISCUSSION

The Fund’s average annual total return based on market value was (0.49)% during the six-month period that ended April 30, 2015. During the same period, the Fund’s average annual total return based on net asset value was 1.72%.

Overview

Despite bouts of heightened volatility, global equity markets gained in value during the period. U.S. economic growth continued at a slow to moderate pace. While U.S. job growth was lackluster, adding about 200,000 jobs per month on average, unemployment gradually trended lower although labor force participation remains below historical levels. Weak first-quarter gross domestic product and job growth data appeared to be a hiccup induced largely by harsh winter weather and labor unrest at U.S. port facilities. After several years of negligible economic growth, Europe and Japan may be turning the corner, although robust recovery remains elusive. Lingering concerns about eurozone weakness gave way to renewed optimism as the European Central Bank announced plans to implement a quantitative easing (QE) program in order to stimulate growth and combat subdued inflation. QE in the U.S., which ended in October 2014, buoyed domestic equity and debt markets. QE is just getting started in Europe, and many observers expect a similar beneficial effect for investment markets there.

During the period, the Fund was positioned less defensively compared with recent past periods. With the close of QE in the U.S. and the U.S. Federal Reserve’s articulated decision to begin the gradual return to more normal monetary policy as the financial crisis recedes into history, we deemed it prudent to reduce holdings of long-duration assets like preferred stocks, even though yields remain attractive. Dividend-paying stocks, particularly utilities, lagged badly in the past six months largely as a result of interest-rate concerns.

Ten largest holdings[3] (%) as of April 30, 2015
GDF Suez	5.24
Hera SpA	5.18
Suez Environnement Company SA	5.00
Red Electrica Corporation SA	4.12
Chatham Lodging Trust	4.07
Veresen Incorporated	3.97
Deutsche Post AG	3.88
Veolia Environnement SA	3.63
Tribune Media Company Class A	2.75
Excel Trust Incorporated	2.72

Sector distribution[4] as of April 30, 2015

Contributors to performance

Fund holdings that contributed to performance included Suez Environnement Company SA, Excel Trust Incorporated, Shenandoah Telecommunications Company, Preferred Apartment Communities Incorporated, Summit Hotel Properties Incorporated, and Physicians Realty Trust. Suez benefited from the flight-to-quality utilities in Europe as energy-sensitive utilities lost favor among investors. Excel Trust was the subject of a private equity–financed takeover bid that caused its stock price to climb. Shenandoah Telecom showed superior subscriber and profit growth compared with its wireless peers. Preferred Apartment Communities saw rapid growth from its innovative development pipeline. Summit Hotel Properties stumbled badly in 2013, appointed a new chief financial officer, and refocused in 2014. Investors have come to believe in the turnaround, which resulted in increased demand and a higher price for the stock. Physicians Realty Trust executed well following its IPO and continues to source off-market acquisitions of medical office buildings at attractive yields.

[3]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[4]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Global Dividend Opportunity Fund	Performance highlights (unaudited)

Country allocation[4] as of April 30, 2015

Detractors from performance

Performance detractors included Red Electrica Corporacion SA, National Grid plc, and Pennon Group plc. Red Electrica, Pennon, Deutsche Post AG, ENI SpA, Veresen Incorporated, and Vodafone Group plc ADR were negatively affected by currency translation as the value of the U.S. dollar spiked against world currencies because the U.S. bond market maintained a yield premium over international markets, and expectations were that interest-rate increases could widen that differential. Red Electrica, the Spanish high-voltage network operator (in Spanish, red means network) actually was up modestly in euro terms but the euro’s value relative to the U.S. dollar fell from $1.26 to $1.11 during the period, and investment gains suffered upon translation from euros to U.S. dollars. The British energy and water utilities National Grid and Pennon struggled due to investor concerns that a change in leadership after national elections in May would result in a more restrictive regulatory regime for utilities. As it happened, the elections resulted in a slim outright majority for the incumbent Tory government, which is likely to help allay investor concerns.

The options overlay portfolio detracted from the Fund’s performance. Options written on eurozone, Japan, and Hong Kong markets generated premiums from December 2014 through April 2015 that were more than offset by negative performance in November due to unexpected easing measures by the Bank of Japan.

Outlook

We are now seeing what appears to be a more solid economic recovery in the U.S. While stronger economic growth will be positive for the economy and for equity investors, stronger economic growth eventually will result in rising interest rates as monetary stimulus is withdrawn, and this could be a headwind for preferred and high-yielding common stocks. The options overlay portfolio holds agreements, called European Options, that obligate the management team to pay a counterparty an amount that is determined by the price of an underlying security or an index value at a specific time. When these positions are entered into, the management team collects a premium. These positions may generate losses in excess of the premium collected depending on changes in the price of the underlying security or index associated with the agreement. The key issue we consider in evaluating options is whether or not the premiums are sufficient rewards for the potential risks. To manage risks, we monitor the effect of underlying markets and volatility on the prices of securities or indexes associated with the options. If risk thresholds are exceeded, we will seek to neutralize risk by entering into offsetting agreements.

Portfolio of investments—April 30, 2015 (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	7

Security name	Shares	Value

Common Stocks: 70.87%

Austria: 0.62%
Verbund AG (Utilities, Electric Utilities)	150,000	$2,538,025

Canada: 5.89%
Enbridge Incorporated (Energy, Oil, Gas & Consumable Fuels)	150,000	7,849,500
Veresen Incorporated (Energy, Oil, Gas & Consumable Fuels)	1,075,000	16,162,868

		24,012,368

Finland: 1.10%
Fortum Oyj (Utilities, Electric Utilities)	227,912	4,500,671

France: 13.87%
GDF Suez (Utilities, Multi-Utilities)	1,050,000	21,363,707
Suez Environnement Company SA (Utilities, Multi-Utilities)	999,999	20,395,302
Veolia Environnement SA (Utilities, Multi-Utilities)	698,316	14,776,367

		56,535,376

Germany: 3.88%
Deutsche Post AG (Industrials, Air Freight & Logistics)	480,000	15,805,555

Israel: 0.23%
Cellcom Israel Limited (Telecommunication Services, Wireless Telecommunication Services) †	206,800	951,530

Italy: 6.76%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	200,000	3,837,170
Hera SpA (Utilities, Multi-Utilities)	8,000,000	21,102,688
Snam SpA (Utilities, Gas Utilities)	500,000	2,604,571

		27,544,429

Spain: 4.60%
Endesa SA (Utilities, Electric Utilities)	100,000	1,981,330
Red Electrica Corporation SA (Utilities, Electric Utilities)	200,000	16,784,958

		18,766,288

Switzerland: 0.44%
Swiss Reinsurance AG (Financials, Insurance)	20,000	1,774,147

United Kingdom: 6.70%
National Grid plc (Utilities, Multi-Utilities)	500,000	6,726,670
Pennon Group plc (Utilities, Water Utilities)	400,000	5,249,817
Severn Trent plc (Utilities, Water Utilities)	200,000	6,512,768
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)	250,000	8,800,000

		27,289,255

United States: 26.78%
AG Mortgage Investment Trust Incorporated (Financials, REITs)	20,000	384,400
Ameresco Incorporated Class A (Industrials, Construction & Engineering) †	131,000	880,320
Ashford Hospitality Prime Incorporated (Financials, REITs)	302,100	4,730,886
Chatham Lodging Trust (Financials, REITs)	600,000	16,584,000

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2015 (unaudited)

Security name			Shares	Value

United States (continued)
CorEnergy Infrastructure Trust Incorporated (Financials, REITs)			90,000	$611,100
Excel Trust Incorporated (Financials, REITs)			700,000	11,095,000
GreenHunter Resources Incorporated (Energy, Energy Equipment & Services) †			500,000	433,000
Jernigan Capital Incorporated (Financials, REITs) †			400,000	8,612,000
NorthStar Asset Management Group Incorporated (Financials, Capital Markets)			62,500	1,314,375
NorthStar Realty Finance Corporation (Financials, REITs)			137,500	2,579,500
PacWest Bancorp (Financials, Banks)			200,000	9,020,000
PG&E Corporation (Utilities, Multi-Utilities)			55,000	2,910,600
Physicians Realty Trust (Financials, REITs)			372,500	6,183,500
PNM Resources Incorporated (Utilities, Electric Utilities)			100,000	2,778,000
Preferred Apartment Communities Incorporated (Financials, REITs)			480,000	5,308,800
SCANA Corporation (Utilities, Multi-Utilities)			50,000	2,649,000
Shenandoah Telecommunications Company (Telecommunication Services, Wireless Telecommunication Services)			274,999	9,476,468
Spark Energy Incorporated Class A (Utilities, Electric Utilities)			126,000	1,575,000
Summit Hotel Properties Incorporated (Financials, REITs)			397,833	5,239,461
Tribune Media Company Class A (Consumer Discretionary, Media)			200,000	11,214,000
United States Cellular Corporation (Telecommunication Services, Wireless Telecommunication Services) †			150,000	5,539,500

				109,118,910

Total Common Stocks (Cost $249,782,042)				288,836,554

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 1.74%

United States: 1.74%
BreitBurn Energy Partners LP (Energy, Oil, Gas & Consumable Fuels)	8.63%	10-15-2020	$5,680,000	4,799,600
Energy and Exploration Partners Incorporated (Energy, Oil, Gas & Consumable Fuels) (i)	8.00	7-1-2019	5,000,000	2,300,000

Total Corporate Bonds and Notes (Cost $9,693,670)				7,099,600

	Dividend yield		Shares
Preferred Stocks: 19.03%

Marshall Islands: 4.04%
Navios Maritime Holdings Incorporated (Industrials, Marine)	8.63		59,000	1,268,500
Safe Bulkers Incorporated (Industrials, Marine)	8.00		50,000	1,037,500
Scorpio Bulkers Incorporated (Industrials, Marine)	7.50		105,000	2,448,600
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.75		40,000	984,000
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	7.50		280,000	7,168,000
Seaspan Corporation (Industrials, Marine)	6.38		63,600	1,603,356
Seaspan Corporation Series E (Industrials, Marine)	8.25		75,000	1,950,000

				16,459,956

Monaco: 0.16%
GasLog Limited Series A (Energy, Oil, Gas & Consumable Fuels)	8.75		25,000	638,000

United States: 14.83%
Arlington Asset Investment Corporation (Financials, Capital Markets)	6.63		110,000	2,728,000
Arlington Asset Investment Corporation (Financials, Capital Markets)	6.75		20,000	500,600

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2015 (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	9

Security name	Dividend yield		Shares	Value

United States (continued)
Breitburn Energy Partner Incorporated Series A (Energy, Oil, Gas & Consumable Fuels)	8.25%		185,000	$4,168,050
Customers Bancorp Incorporated (Financials, Banks)	6.38		450	12,083
DTE Energy Company Series Q (Utilities, Multi-Utilities)	5.25		3,265	81,854
DTE Energy Company Series Z (Utilities, Multi-Utilities)	6.50		1,900	50,597
Entergy Arkansas Incorporated (Utilities, Electric Utilities)	4.75		11,600	278,864
Entergy Arkansas Incorporated (Utilities, Electric Utilities)	4.90		120,000	3,019,200
Entergy Louisiana LLC (Utilities, Electric Utilities)	4.70		25,000	603,750
Gastar Exploration Incorporated Series B (Energy, Oil, Gas & Consumable Fuels)	10.75		56,900	1,418,517
GreenHunter Resources Incorporated Series C (Energy, Energy Equipment & Services)	10.00		61,786	1,272,174
Hercules Technology Growth Capital Incorporated (Financials, Capital Markets)	6.25		69,000	1,731,900
Integrys Energy Group (Utilities, Multi-Utilities) ±	2.74		50,000	1,368,500
Legacy Reserves LP Series A (Energy, Oil, Gas & Consumable Fuels) ±	4.61		29,500	640,445
Legacy Reserves LP Series B (Energy, Oil, Gas & Consumable Fuels) ±	4.60		100,000	2,173,000
Magnum Hunter Resources Corporation (Energy, Oil, Gas & Consumable Fuels)	8.00		75,000	1,241,250
Miller Energy Resources Series D (Energy, Oil, Gas & Consumable Fuels) ±	9.46		100,000	694,000
National General Holdings Corporation Series B (Financials, Insurance)	7.50		100,000	2,465,000
NextEra Energy Capital Holding Incorporated Series I (Utilities, Electric Utilities)	5.13		123,000	3,017,190
NextEra Energy Capital Holding Incorporated Series J (Utilities, Electric Utilities)	5.00		83,000	1,997,810
PPL Capital Funding Incorporated Series B (Utilities, Electric Utilities)	5.90		60,000	1,507,800
Qwest Corporation (Telecommunication Services, Diversified Telecommunication Services)	6.13		105,000	2,653,350
Resource Capital Corporation (Financials, REITs) ±	4.66		15,000	347,100
SCE Trust II (Utilities, Electric Utilities)	5.10		148,200	3,602,742
Sotherly Hotels Incorporated (Financials, REITs)	7.00		75,000	1,938,750
Sotherly Hotels Incorporated (Financials, REITs)	8.00		250,000	6,512,500
THL Credit Incorporated (Financials, Capital Markets)	6.75		75,000	1,912,500
TravelCenters of America LLC (Consumer Discretionary, Specialty Retail)	8.00		125,000	3,293,750
United States Cellular Corporation (Telecommunication Services, Wireless Telecommunication Services)	7.25		115,000	2,915,250
Vanguard Natural Resources LLC Series B (Energy, Oil, Gas & Consumable Fuels)	7.63		150,000	3,451,500
Vanguard Natural Resources LLC Series C (Energy, Oil, Gas & Consumable Fuels)	7.75		120,644	2,847,197

				60,445,223

Total Preferred Stocks (Cost $79,643,523)				77,543,179

Rights: 0.00%

United States: 0.00%
Safeway Casa Ley Contingent Value Rights (Consumer Staples, Food & Staples Retailing) (a)†(i)			750,000	0
Safeway PDC Contingent Value Rights (Consumer Staples, Food & Staples Retailing) (a)†(i)			750,000	0

Total Rights (Cost $795,000)				0

		Expiration date
Warrants: 0.01%

United States: 0.01%
GreenHunter Water LLC (Energy, Energy Equipment & Services) †(a)		12-31-2049	96,112	30,960

Total Warrants (Cost $0)				30,960

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2015 (unaudited)

Security name	Yield	Shares	Value
Short-Term Investments: 12.79%

Investment Companies: 12.79%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11%	52,126,163	$52,126,163

Total Short-Term Investments (Cost $52,126,163)			52,126,163

Total investments in securities (Cost $392,040,398) *	104.44%	425,636,456
Other assets and liabilities, net	(4.44)	(18,097,501)

Total net assets	100.00%	$407,538,955

†	Non-income-earning security
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(i)	Illiquid security
±	Variable rate investment. The rate shown is the rate in effect at period end.
(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
*	Cost for federal income tax purposes is $391,878,711 and unrealized gains (losses) consists of:

Gross unrealized gains	$54,911,342
Gross unrealized losses	(21,153,597)

Net unrealized gains	$33,757,745

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2015 (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	11

Assets
Investments
In unaffiliated securities, at value (cost $339,914,235)	$373,510,293
In affiliated securities, at value (cost $52,126,163)	52,126,163

Total investments, at value (cost $392,040,398)	425,636,456
Foreign currency, at value (cost $15,091,980)	14,964,020
Receivable for investments sold	7,844,712
Receivable for dividends and interest	2,049,329

Total assets	450,494,517

Liabilities
Payable for investments purchased	11,232,994
Written options, at value (premiums received $42,991)	16,069
Due to custodian bank	31,317,808
Advisory fee payable	314,914
Administration fee payable	16,574
Accrued expenses and other liabilities	57,203

Total liabilities	42,955,562

Total net assets	$407,538,955

NET ASSETS CONSIST OF
Paid-in capital	$855,890,543
Overdistributed net investment income	(5,689,988)
Accumulated net realized losses on investments	(476,312,721)
Net unrealized gains on investments	33,651,121

Total net assets	$407,538,955

NET ASSET VALUE PER SHARE
Based on $407,538,955 divided by 49,160,825 shares issued and outstanding (unlimited shares authorized)	$8.29

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Global Dividend Opportunity Fund	Statement of operations—six months ended April 30, 2015 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $590,959)	$13,325,261
Interest	393,808
Income from affiliated securities	7,946

Total investment income	13,727,015

Expenses
Advisory fee	1,897,636
Administration fee	99,876
Custody and accounting fees	29,106
Professional fees	38,521
Shareholder report expenses	39,962
Trustees’ fees and expenses	6,446
Transfer agent fees	15,394
Other fees and expenses	32,352

Total expenses	2,159,293

Net investment income	11,567,722

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(19,055,478)
Written options	(657,844)

Net realized losses on investments	(19,713,322)

Net change in unrealized gains (losses) on:
Unaffiliated securities	13,295,532
Written options	829,636

Net change in unrealized gains (losses) on investments	14,125,168

Net realized and unrealized gains (losses) on investments	(5,588,154)

Net increase in net assets resulting from operations	$5,979,568

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Global Dividend Opportunity Fund	13

	Six months ended April 30, 2015 (unaudited)	Year ended October 31, 2014

Operations
Net investment income	$11,567,722	$38,384,496
Net realized gains (losses) on investments	(19,713,322)	1,163,557
Net change in unrealized gains (losses) on investments	14,125,168	2,185,057

Net increase in net assets resulting from operations	5,979,568	41,733,110

Distributions to shareholders from
Net investment income	(17,697,897)	(35,395,808)

Total increase (decrease) in net assets	(11,718,329)	6,337,302

Net assets
Beginning of period	419,257,284	412,919,982

End of period	$407,538,955	$419,257,284

Undistributed (overdistributed) net investment income	$(5,689,988)	$440,187

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Global Dividend Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2015 (unaudited)	Year ended October 31
		2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.53	$8.40	$8.25	$8.92	$10.36	$10.38
Net investment income	0.24	0.78	0.84	0.91	1.00	0.99
Net realized and unrealized gains (losses) on investments	(0.12)	0.07	0.15	(0.46)	(1.32)	0.11

Total from investment operations	0.12	0.85	0.99	0.45	(0.32)	1.10
Distributions to shareholders from
Net investment income	(0.36)	(0.72)	(0.83)	(0.86)	(1.12)	(0.98)[1]
Tax basis return of capital	0.00	0.00	(0.01)	(0.26)	0.00	(0.14)[1]

Total distributions to shareholders	(0.36)	(0.72)	(0.84)	(1.12)	(1.12)	(1.12)
Net asset value, end of period	$8.29	$8.53	$8.40	$8.25	$8.92	$10.36
Market value, end of period	$7.55	$7.96	$7.56	$7.98	$8.32	$10.39
Total return based on market value[2]	(0.49)%	15.29%	5.55%	9.79%	(9.76)%	17.35%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.07%	1.08%	1.08%	1.05%	1.14%
Net expenses	1.08%	1.07%	1.08%	1.08%	1.05%	1.14%
Net investment income	5.78%	9.02%	10.26%	10.82%	10.16%	9.73%
Supplemental data
Portfolio turnover rate	50%	76%	163%	93%	129%	90%
Net assets, end of period (000s omitted)	$407,539	$419,257	$412,920	$405,457	$438,084	$507,765

[1]	Calculated based upon average shares outstanding

[2]	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	15

1. ORGANIZATION

The Wells Fargo Advantage Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Non-listed OTC options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2015, such fair value pricing was used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair

16	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Options

The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	17

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

			No expiration
2016	2017	2018	Short-term	Long-term
$164,388,931	$193,644,982	$17,121,810	$49,240,737	$34,224,248

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

18	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Austria	$0	$2,538,025	$0	$2,538,025
Canada	24,012,368	0	0	24,012,368
Finland	0	4,500,671	0	4,500,671
France	0	56,535,376	0	56,535,376
Germany	0	15,805,555	0	15,805,555
Israel	0	951,530	0	951,530
Italy	0	27,544,429	0	27,544,429
Spain	0	18,766,288	0	18,766,288
Switzerland	0	1,774,147	0	1,774,147
United Kingdom	8,800,000	18,489,255	0	27,289,255
United States	109,118,910	0	0	109,118,910

Corporate bonds and notes	0	7,099,600	0	7,099,600

Preferred stocks
Marshall Islands	16,459,956	0	0	16,459,956
Monaco	638,000	0	0	638,000
United States	53,932,723	6,512,500	0	60,445,223

Rights
United States	0	0	0	0

Warrants
United States	0	30,960	0	30,960

Short-term investments
Investment companies	52,126,163	0	0	52,126,163
Total assets	$265,088,120	$160,548,336	$0	$425,636,456
Liabilities
Written options	$0	$16,069	$0	$16,069
Total liabilities	$0	$16,069	$0	$16,069

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At April 30, 2015, fair value pricing was used in pricing certain foreign securities and securities valued at $124,590,040 were transferred from Level 1 to Level 2. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets. Crow Point Partners, LLC, which is not an affiliate of Funds Management, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	19

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2015 and the year ended October 31, 2014, the Fund did not issue any shares.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2015 were $188,767,209 and $191,851,351, respectively.

7. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2015, the Fund entered into written options for economic hedging purposes.

During the six months ended April 30, 2015, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at October 31, 2014	700	$238,429
Options written	2,226	441,320
Options expired	(1,742)	(452,264)
Options closed	(102)	(61,810)
Options exercised	(1,005)	(122,684)
Options outstanding at April 30, 2015	77	$42,991

Open written call options at April 30, 2015 were as follows for the Fund:

Expiration date	Counterparty	Description	Number of contracts	Strike price	Value
5-15-2015	Citigroup	Hang Seng Index	77	30,158 HKD	$(16,069)

The Fund had an average of 445 written option contracts during the six months ended April 30, 2015.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Written options	Citigroup	$16,069	$0	$0	$16,069

20	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTION

On May 20, 2015, the Fund declared a distribution of $0.18 per share payable on July 1, 2015 to shareholders of record on June 15, 2015.

This distribution is not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Other information (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	21

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended October 30, 2014. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$2,598,551	$0.0529	76.58%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On February 9, 2015, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of Trustees:

Shares voted “For”	William R. Ebsworth	43,865,851
Shares voted “Withhold”		1,229,400
Shares voted “For”	Jane A. Freeman	43,875,242
Shares voted “Withhold”		1,220,009
Shares voted “For”	Judith M. Johnson	44,001,007
Shares voted “Withhold”		1,094,244
Shares voted “For”	Donald C. Willeke	43,963,412
Shares voted “Withhold”		1,131,839

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling
1-800-SEC-0330.

22	Wells Fargo Advantage Global Dividend Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015*	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015*	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	23

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2007	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

24	Wells Fargo Advantage Global Dividend Opportunity Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Advantage Global Dividend Opportunity Fund	25

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PIK	— Payment-in-kind
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian leu
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

233645 06-15 SGDO/SAR158 04-15

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Advantage Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Global Dividend Opportunity Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Global Dividend Opportunity Fund

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	June 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Advantage Global Dividend Opportunity Fund

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	June 25, 2015

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	June 25, 2015